LVIP Delaware Foundation® Aggressive Allocation Fund

LVIP Delaware Foundation® Conservative Allocation Fund

LVIP Delaware Foundation® Moderate Allocation Fund

Supplement Dated May 26, 2015

to the currently effective Prospectus

and Statement of Additional Information

This Supplement updates certain information in the Fund’s Prospectus and Statement of Additional Information. You may obtain copies of the Fund’s Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Please keep this Supplement with your Prospectus and other important records.

Revisions to the Prospectus, and Statement of Additional Information for LVIP Delaware Foundation® Funds:

Effective May 26, 2015, all references to Michael J. Hogan are removed.